UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2025

BigBear.ai Holdings, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-40031	85-4164597
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

7950 Jones Branch Drive, First Floor, North Tower
McLean, VA 22102
(Address of principal executive offices, including Zip Code)

(410) 312-0885

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on May 10, 2024, BigBear.ai Holdings, Inc. (the “Company”) entered into a Controlled Equity Offering sales agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co., as sales agent (the “sales agent”), pursuant to which the Company may, from time to time, sell shares of its common stock through the sales agent.

The issuances and sales under the Sales Agreement have been made pursuant to the Company’s registration statement on Form S-3 (File No. 333-271230) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 12, 2023, the base prospectus included in the Registration Statement (the “Base Prospectus”), dated April 21, 2023, and a prospectus supplement (together with the Base Prospectus, the “Prior Prospectus”), dated May 10, 2024, having a maximum aggregate offering price of $150.0 million. As of May 30, 2025, the Company had offered and sold shares of common stock under the Sales Agreement pursuant to the Registration Statement and the Prior Prospectus for aggregate gross proceeds to the Company of approximately $150.0 million.

On June 2, 2025, the Company filed with the SEC a prospectus supplement, dated June 2, 2025, which, combined with the Base Prospectus (together, the “New Prospectus”), provides for a maximum aggregate offering price of $150.0 million. The issuances and sales under the Sales Agreement will be made pursuant to the Registration Statement and the New Prospectus.

In connection with the New Prospectus, the legal opinion of Latham & Watkins LLP relating to the shares of common stock being sold pursuant to the Sales Agreement, is filed as Exhibit 5.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2025	By:	/s/ Sean Ricker
	Name:	Sean Ricker
	Title:	Chief Accounting Officer

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